UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

July 5, 2011

Finisar Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-27999	94-3038428
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Moffett Park Drive

Sunnyvale, CA 94089

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 548-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 5, 2011, Finisar Corporation (“Finisar”) announced that it had completed its acquisition of the entire equity interest in Ignis ASA, a Norwegian company. The principal terms of the acquisition were described in the Form 8-K Reports filed by Finisar on March 22, 2011, March 28, 2011 and May 12, 2011. See the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference, for additional information concerning the completion of the acquisition.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press release dated July 5, 2011 announcing the completion of the acquisition of 100% of Ignis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2011

Finisar Corporation

By:	/s/ Christopher E. Brown
Christopher E. Brown
Executive Vice President, General Counsel and Secretary

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